GRAPHIC OMITTED     MERRIMAN INVESTMENT TRUST

November 2, 2000

VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street NW
Washington, D.C. 20549
Attn:  Filing Desk

RE:	Merriman Investment Trust (the "Trust")
	Rule 497(e) Sticker noting changes to Prospectus dated January 31, 2000. File Nos.: Securities Act 33-20420; Investment Company Act 811-5487.

Ladies and Gentlemen:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, (the "Act"), the Trust is amending its Prospectus, dated January 31, 2000, filed in Post-Effective Amendment No. 22 to the Registration Statement of the Trust, which was filed with the Securities and Exchange Commission electronically on January 28, 2000 (accession number 0000830274-00-000002). The text of said Sticker noting changes to the Merriman Flexible Bond Fund series of the Trust follows:

"MERRIMAN INVESTMENT TRUST

AMENDMENT to Prospectus dated January 31, 2000.

An IMPORTANT NOTICE to the Shareholders of the Merriman Flexible Bond Fund:

Beginning in sixty (60) days, the Investment Objective for the Merriman Flexible Bond Fund ("Fund") will change. After January 1, 2001, the Fund will invest portfolio assets in unaffiliated bond funds investing exclusively in high yield securities. It will no longer invest in international bond funds or high grade government or corporate bond funds.

The language describing the 'Types of Investments' for the Flexible Bond Fund at the top of page 3 and 'Types of Investments' for the Flexible Bond Fund at the bottom of page 17, in this prospectus, will be changed for the Fund.

November 1, 2000"

Please direct any questions regarding this filing to Michael Vario, whose phone number is (301) 401-0373.

Very truly yours,

William L. Notaro
Executive Vice President